EXHIBIT 4.1

NUMBER
SVN		SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL	ROSETTA GENOMICS LTD.	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP M82183 10 0

This Certifies that is the record holder of
FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NIS 0.01 PAR VALUE PER SHARE, OF

ROSETTA GENOMICS LTD.
transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and amendments thereto of the Company, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

Dated

[CORPORATE SEAL]

[SIGNATURE]
DIRECTOR

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)

TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]

ROSETTA GENOMICS LTD.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	_______ Custodian _______
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act _______________
(State)
			UNIF TRF MIN ACT -	_______ Custodian (until age ___ ) _______
				(Cust)	(Minor)
_____________under Uniform Transfers
(Cust)
to Minors Act _________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.